COMMITMENTS AND CONTINGENCIES	6 Months Ended
Jun. 30, 2025
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
NOTE 4 - COMMITMENTS AND CONTINGENCIES

a.	Royalty commitments

The Group is committed to paying royalties as percentage of revenue or as a percentage of purchase in the amount range from 5% to 25% to certain OEM as part of the Company’s licenses agreements. Royalties expense was $1,090 and $1,168 for the three months ended June 30, 2025 and 2024, respectively. Royalties expense was $2,462 and $2,214 for the six months ended June 30, 2025 and 2024, respectively.

b.	Litigation

On July 12, 2022, TAT filed a suit against TAT Industries Ltd. in the District Court of Tel Aviv. TAT had leased the Gedera facility from TAT Industries Ltd. until the termination of the lease agreement in 2022. TAT asserts that TAT Industries Ltd. has unlawfully forfeited a bank guarantee that was granted for the benefit TAT Industries Ltd. in connection with the lease in Gedera in the amount of $750 thousands. On December 28, 2022, TAT Industries Ltd. filed a counterclaim against TAT asserting damages caused by TAT in connection with the lease in Gedera. TAT intends to vigorously defend the counterclaim by TAT Industries Ltd.  which is in a preliminary stage, and TAT cannot estimate at this stage what impact, if any, the litigation may have on its results of operations, financial condition, or cash flows.

c.	Leases

During 2025, Piedmont signed a renewal of lease agreement for a facility in Greensboro, North Carolina, U.S., with a lease term that will expire on June 30, 2030. As a result, the Company recognized an operating ROU assets and related operating lease liability of approximately $1.6 million.